SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                            Pocahontas Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-23969                  71-0806097
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (870) 802-1700



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events.
            ------------

     On April 30, 2003, following receipt of all regulatory and stockholder approvals, Pocahontas Bancorp, Inc. (the "Registrant" or "Pocahontas Bancorp") completed the acquisition of Marked Tree Bancshares, Inc. ("Marked Tree Bancshares") pursuant to an Agreement and Plan of Merger, dated as of November 27, 2002, which provided, among other things, that (i) Marked Tree Bancshares be merged (the "Merger") with and into the Registrant, with the Registrant as the surviving corporation, (ii) Marked Tree Bank, the bank subsidiary of Marked Tree Bancshares ("Marked Tree Bank"), be merged with and into First Community Bank, the savings bank subsidiary of the Registrant ("FCB") with FCB as the surviving institution, and (iii) each outstanding share of Marked Tree Bancshares common stock issued and outstanding at the effective time of the Merger be converted into 103.1004 shares of common stock of Pocahontas Bancorp, plus cash in lieu of fractional shares.

     For additional information, reference is made to the press release of Pocahontas Bancorp, dated April 30, 2003, which is included as Exhibit 99.1 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following Exhibits are included with this report:

     Exhibit 2.1 Agreement and Plan of Merger, dated as of November 27, 2002, by and between Pocahontas Bancorp, Inc. and Marked Tree Bancshares, Inc.*

     Exhibit 99.1   Press release dated April 30, 2003.

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*Incorporated by reference to the Current Report on Form 8-K filed by the
Registrant on December 9, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     POCAHONTAS BANCORP, INC.


DATE:  May 2, 2003                   By:  /s/ Dwayne Powell
                                          ------------------
                                          Dwayne Powell
                                          President and Chief Executive Officer